                                                                    EXHIBIT 99.1

Alan B. Miller, Esq. (AM 2817)
Stephen Karotkin, Esq. (SK 7357)
WEIL, GOTSHAL & MANGES LLP
Attorneys for Debtors and
  Debtors in Possession
767 Fifth Avenue
New York, New York  10153
(212) 310-8000

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
------------------------------------------
                                          :
                                          :
         In re                            :      Chapter 11 Case
                                          :
MAIDENFORM WORLDWIDE, INC., ET AL.,       :      No. 97 B 44869 (CB)
                                          :
                  Debtors.                :      (Jointly Administered)
                                          :
------------------------------------------:

                     DEBTORS' MARCH 1999 FINANCIAL REPORTING
                   PACKAGE PURSUANT TO UNITED STATES TRUSTEE'S
                 OPERATING GUIDELINES AND REPORTING REQUIRMENTS
                 ----------------------------------------------

Alan B. Miller, Esq. (AM 2817)
Stephen Karotkin, Esq. (SK 7357)
WEIL, GOTSHAL & MANGES LLP
Attorneys for Debtors and
  Debtors in Possession
767 Fifth Avenue
New York, New York  10153
(212) 310-8000

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
------------------------------------------
                                          :
                                          :
         In re                            :        Chapter 11 Case
                                          :
MAIDENFORM WORLDWIDE, INC., ET AL.,       :        No. 97 B 44869 (CB)
                                          :
                  Debtors.                :        (Jointly Administered)
                                          :
------------------------------------------:

                  VERIFICATION OF DEBTORS' MARCH 1999 FINANCIAL
                   REPORTING PACKAGE PURSUANT TO UNITED STATES
            TRUSTEE'S OPERATING GUIDELINES AND REPORTING REQUIRMENTS
            --------------------------------------------------------

         The undersigned, having reviewed the attached report and assisted in its preparation and being familiar with the Debtors' financial affairs, verifies under the penalty of perjury, that the information contained therein is complete, accurate and truthful to the best of my knowledge.


DATE: APRIL 28, 1999                         BY: /s/ FRANK STULL
                                                 -------------------------------
                                                 Mr. Frank Stull
                                                 Chief Financial Officer

                                  CONFIDENTIAL


                   MAIDENFORM WORLDWIDE, INC. AND SUBSIDIARIES


                     MARCH 1999 FINANCIAL REPORTING PACKAGE

                        March Financial Reporting Package

                                    Contents


Schedule                                                             Page
--------                                                             ----

March 1999 Month and Y-T-D

         -Income Statement                                            1-2

         -Balance Sheet                                                 3

         -Cash Flow Statement                                           4

                   MAIDENFORM WORLDWIDE, INC. AND SUBSIDIARIES
                        MARCH 1999 MONTH INCOME STATEMENT
                                 (in thousands)

                                                                     Actual
                                                                     ------
              Net sales
                 Wholesale                                        $     16,517
                 Retail                                                  4,175
                                                                  ------------
                 Total                                                  20,692
              Cost of sales                                             13,829
                                                                  ------------

              Gross profit                                               6,863
                 %                                                        33.2%
              Operating expenses
                 Advertising                                               874
                 Coop - advertising                                        438
                                                                  ------------
                 Subtotal                                                1,312
                 Design                                                    394
                 General and administrative                              1,305
                 Selling                                                 1,353
                 Selling - Retail                                        1,631
                 Distribution                                            1,032
                                                                  ------------
                 Total                                                   7,027
                                                                  ------------
              Income (Loss) before
                 interest and taxes (EBIT)                                (164)
              Interest expense                                             571
              Reorganization cost                                          220
                                                                  ------------
              Pretax loss                                                 (955)
              Taxes                                                         65
                                                                  ------------
              Net loss                                            $     (1,020)
                                                                  ============

              EBIT                                                $       (164)
              Depreciation                                                 366
                                                                  ------------
              EBITDAR                                             $        202
                                                                  ============

                   MAIDENFORM WORLDWIDE, INC. AND SUBSIDIARIES
                         MARCH 1999 YTD INCOME STATEMENT
                                 (in thousands)

                                                                      Actual
              Net sales
                 Wholesale                                        $     37,167
                 Retail                                                  9,344
                                                                  ------------
                 Total                                                  46,511
              Cost of sales                                             31,059
                                                                  ------------

              Gross profit                                              15,452
                 %                                                        33.2%
              Operating expenses
                 Advertising                                             2,390
                 Coop - advertising                                      1,197
                                                                  ------------
                 Subtotal                                                3,587
                 Design                                                  1,062
                 General and administrative                              3,878
                 Selling                                                 3,531
                 Selling - Retail                                        4,584
                 Distribution                                            2,796
                                                                  ------------
                 Total                                                  19,438
                                                                  ------------

              Loss before interest
                 and taxes (EBIT)                                       (3,986)
              Interest expense                                           1,398
              Reorganization cost                                          520
                                                                  ------------
              Pretax loss                                               (5,904)
              Taxes                                                        175
                                                                  ------------
              Net loss                                            $     (6,079)
                                                                  ============

              EBIT                                                $     (3,986)
              Depreciation                                               1,098
                                                                  ------------
              EBITDAR                                             $     (2,888)
                                                                  ============

                                                                         4/27/99

                   MAIDENFORM WORLDWIDE, INC. AND SUBSIDIARIES
                    BALANCE SHEETS FOR THE PERIODS INDICATED
                                 (in thousands)

                                                                      As of
                                                                 March 30, 1999
                                                                 --------------

                                                                      Actual
                                                                      ------
ASSETS
Current assets
   Cash and cash equivalents                                        $   3,250
   Accounts receivable, net                                            21,939
   Inventories, net                                                    67,052
   Other current assets                                                 1,024
   Insurance receivable                                                 1,397
                                                                    ---------
          Total current assets                                         94,662
Property, plant & equipment, net                                       37,686
Other assets                                                            4,292
                                                                    =========
   TOTAL ASSETS                                                     $ 136,640
                                                                    =========

LIABILITIES
Current liabilities
   Liabilities not subject to compromise
    Current Liabilities:
      Accounts payable                                              $  10,078
      Accrued expenses                                                 14,200
      Cash collateral loan                                             29,637
      Revolver                                                         23,917
                                                                    ---------
           Total current liabilities                                   77,832
   Liabilities subject to compromise                                  216,315
   Other liabilities                                                    1,968
                                                                    ---------
   TOTAL LIABILITIES                                                  296,115
                                                                    ---------

EQUITY

Stock                                                                       5
Paid in capital                                                        40,899
Accumulated deficit                                                  (194,052)
Minimum Pension Liability                                                (248)
Year to date loss                                                      (6,079)
                                                                    ---------
   TOTAL DEFICIT                                                     (159,475)
                                                                    =========

           TOTAL LIABILITIES AND DEFICIT                            $ 136,640
                                                                    =========

                    MAIDENFORM WORLDWIDE, INC. & SUBSIDIARIES
                     MARCH 1999 YTD STATEMENT OF CASH FLOWS
                                 (in thousands)

                                                                        Actual
                                                                        ------
OPERATING ACTIVITIES
Net loss                                                               $ (6,079)
Adjustments to reconcile net loss to net cash
    used in operating activities:
    Depreciation and amortization                                         1,098
    Pension Expense                                                         300
    Changes in operating assets and liabilities:
      Decrease in accounts receivable, net                                1,185
      Increase in inventories, net                                       (6,822)
      Decrease in prepaid expenses and other                              2,575
      Decrease in accounts payable, accrued expenses,
       taxes and sundry liabilities                                      (3,596)
                                                                       --------
Net cash used in operating activities                                   (11,339)
                                                                       --------
INVESTING ACTIVITIES

Additions to property, plant and equipment (Net)                         (1,819)
                                                                       --------
Net cash used in investing activities                                    (1,819)
                                                                       --------
FINANCING ACTIVITIES

Net borrowings under revolving credit loan                               11,943
                                                                       --------
Net cash provided by financing activities                                11,943
                                                                       --------
Decrease in cash                                                       $ (1,215)
Cash and Cash Equivalents at beginning of year                            4,465
                                                                       --------
Cash and Cash Equivalents at end of period                             $  3,250
                                                                       ========